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                                                                   Exhibit 10.44











                              Boston Chicken, Inc.
                        1998 Restricted Stock Unit Plan

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                               TABLE OF CONTENTS


Section 1.   Purpose..........................................................1

Section 2.   Definitions......................................................1

Section 3.   Administration...................................................2

Section 4.   Common Stock Subject to Plan.....................................2

Section 5.   Awards...........................................................3

Section 6.   Termination of Employment........................................4

Section 7.   Adjustment Provisions............................................4

Section 8.   Term.............................................................4

Section 9.   General Provisions...............................................4

Section 10.  Amendment or Discontinuance of the Plan..........................6
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                              Boston Chicken, Inc.
                        1998 Restricted Stock Unit Plan


Section 1.  Purpose

     The Board of Directors of Boston Chicken, Inc. has established the Boston Chicken, Inc. 1998 Restricted Stock Unit Plan. The purpose of this plan is to encourage Key Persons (as defined below) to have a greater financial investment in Boston Chicken, Inc. by furthering their opportunity to own Common Stock of Boston Chicken, Inc.

Section 2.  Definitions

     Account: An account maintained on behalf of a Participant on the books of the Company in accordance with the terms hereof.

     Award:  Any grant of Units made pursuant to the terms of the Plan.

     Board:  The Board of Directors of the Company.

     Committee: A Committee of the Board which consists of at least two members of the Board.

     Common Stock: The Common Stock, par value $.01, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 7.

     Company: Boston Chicken, Inc., a Delaware corporation, and any successor thereto.

     Disability: Termination of employment because of permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

     Employer: Any entity designated by the Committee in connection with an Award for which the Participant receiving such Award performs services.

     Key Person: Any employee, consultant or advisor of or to the Company or a subsidiary of the Company who the Committee determines to be a Key Person for purposes of participating in the Plan, or any other person approved by the Committee for participation in the Plan on the basis of his or her ability to contribute significantly to the growth and profitability of the Company; provided, however, no such Key Person shall be an officer or director of the Company.

     Participant: A Key Person to whom an Award has been granted which has not lapsed, terminated, expired or been forfeited or canceled.

     Plan: The Boston Chicken, Inc. 1998 Restricted Stock Unit Plan, as amended from time to time.
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     Restriction Period:  With respect to any Award, the period of time during which the Units granted pursuant to such Award remain subject to conditions imposed by the Committee in connection with the granting of such Award that might result in the forfeiture of such Award, as contemplated by Section 5 of the Plan.

     Retirement: Termination of employment because of early, normal or deferred retirement under an approved retirement program of the relevant Employer (or such other retirement plan or arrangement as may be designated by the Committee, in its discretion, for this purpose with respect to any Award under the Plan).

     Unit: A unit that is the subject of an Award evidencing the right to receive one share of Common Stock (subject to adjustment as provided in Section
7) at some future date.

Section 3.  Administration

     The Plan shall be administered by the Committee appointed by the Board for such purpose. The Committee shall have the authority to approve Key Persons for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to terminate the Restriction Period with respect to any Award or amend or waive any restriction or condition applicable to any Award. Awards may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time subject to the provisions of Section 10. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all Participants under the Plan and upon any person claiming under or through a Participant. No member of the Committee will be liable for any action taken or determination made in good faith by the Committee or such member with respect to the Plan or any Award thereunder, and no other director of the Company shall be liable for any such decision made or action taken by the Committee. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

Section 4.  Common Stock Subject to Plan

     Subject to Section 7, the aggregate number of Units with respect to which Awards may be granted under the Plan shall not exceed 1,000,000. The shares of Common Stock to be delivered under the Plan in connection with the conversion of Units as provided in Section 5 will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company. In the event of a lapse, expiration, termination, forfeiture or cancellation of any Award granted under the Plan, the Units subject to or reserved for such Award may be used again for a new Award hereunder. Units canceled to pay withholding taxes pursuant to Section 9(e) may be used again for a new Award hereunder.

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Section 5.  Awards

     (a) Grant of Awards. Subject to the further terms of this Section 5, with respect to each Award of Units under the Plan, the Committee will determine (i) the Key Person to whom such Award shall be made, (ii) the number of Units that are subject to such Award, (iii) the time that such Award shall be granted, (iv) any conditions under which such Award shall be subject to forfeiture during the Restriction Period that are in addition to or other than those specified in
Section 6, as the Committee deems advisable, (v) the duration of the Restriction Period applicable to any or all Units included in such Award, (vi) if a condition of any Award relates to continued employment, the Employer or Employers in whose employment the Key Person must remain in order for the Restriction Period with respect to such Award to lapse, and (vii) if an Award is to be evidenced by an agreement or document other than the Account maintained by the Company, the form of such agreement or document. The number of Units granted to any Participant under any Award shall be credited, as of the date of such Award, to such Participant's Account. For all purposes of the Plan, the Account maintained by the Company for each Participant shall be constitute conclusive evidence of the Participant's Awards under the Plan, absent manifest error.

     (b) Terms and Conditions of Awards. Units granted to Participants under the Plan shall be subject to the following terms and conditions:

          (i) No Award and no right under any such Award may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution, until the lapse of the applicable Restriction Period (if any) and satisfaction of any other conditions specified by the Committee;

          (ii) Subject to the limitations of the Plan and any other terms and conditions applicable to a particular Award, at the end of the Restriction Period applicable to any Units, each such whole Unit (except for any Unit canceled to pay withholding taxes pursuant to Section 9(e)) shall automatically and without further action by the Company be converted into one share of Common Stock (subject to adjustment as provided in Section 7) and the Participant shall thereupon become a record holder of each such share for all purposes. As promptly as practicable thereafter, the Company shall issue to the Participant (or his or her legal representative, beneficiary or heir) certificates for the shares of Common Stock issued upon such conversion. No fractional shares of Common Stock shall be issued pursuant to this Plan or any Award and instead cash will be paid in lieu of any fractional shares on such basis as is determined by the Committee; and

          (iii) At no time prior to the conversion of Units into shares of Common Stock shall a Participant be entitled to any rights as a stockholder of the Company in respect of such Units or the shares of Common Stock into which such Units may be converted, including the right to receive dividends in respect of, or to vote, any such shares of Common Stock.

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Section 6.  Termination of Employment

     (a) Forfeiture of Awards Upon Termination of Employment. Except as may be determined otherwise by the Committee, all Units subject to an Award to a Participant shall be forfeited upon termination of employment during the Restriction Period by such Participant with the relevant Employer under the terms of such Award for reasons other than Retirement, Disability or death.

     (b) Vesting Upon Retirement, Disability or Death. Subject to Section 9(g) and except as otherwise provided by the Committee in connection with the grant of any Award, upon termination of employment by a Participant by reason of Retirement, Disability or death, the Restriction Period for all outstanding Units awarded to such Participant shall lapse and such Units shall be converted into Common Stock subject to Section 5(b)(ii) hereof.

Section 7.  Adjustment Provisions

     In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event affecting the Company, the Committee shall adjust equitably (a) the number of Units that are the subject of Awards under the Plan, (b) the number and class of shares or other securities that are available for issuance upon the conversion of Units under the Plan, and (c) the performance criteria (if any) applicable to any Award. Any determination by the Committee as to what adjustments will be made and the extent thereof, so as to effectuate the intent of this Section 7, will be final, binding and conclusive.

Section 8.  Term

     The Plan shall be deemed adopted and shall become effective on the date of approval of the Plan by the Board and shall continue until (i) the right of the Committee to make future Awards under the Plan shall have been terminated by the Board or (ii) all Units available for issuance under Section 4 shall have been converted into shares of Common Stock pursuant to the Plan, whichever occurs first.

Section 9.  General Provisions

     (a) Employment. Nothing in the Plan or in any related instrument shall confer upon any Participant any right to continue in the employ of the Company or other relevant Employer (as applicable) or shall affect the right of the Company or other relevant Employer (as applicable) to terminate, or otherwise modify, the employment of any Participant with or without cause.

     (b) Legality of Issuance of Units and Shares. No Units shall be issued pursuant to an Award and no shares of Common Stock shall be issued upon conversion of Units unless and until all legal requirements applicable to such issuance have been satisfied.

     (c) No Right to Awards. No Key Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Persons, Participants or holders or beneficiaries of Awards under the Plan.

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Except as otherwise required by the Plan, the terms and conditions of Awards need not be the same with respect to different Participants. No employee of the Company or any of its subsidiaries (individually or as a member of a group), and no beneficiary or other person claiming under or through any such employee, shall have any right, title or interest in or to any Units or Common Stock allocated or reserved for purposes of the Plan or subject to any Award except as to Units or shares of Common Stock, if any, as shall have been issued to such employee.

     (d) Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

     (e) Withholding of Taxes. Each Participant shall be responsible for any Federal, state or local taxes applicable to any grant, exercise, vesting, conversion, distribution or other event giving rise to income tax liability with respect to an Award. It shall be a condition to the obligation of the Company to deliver Common Stock to the Participant upon any conversion of Units, that the Participant (or his or her legal representative, beneficiary or heir) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. Unless the Committee shall determine otherwise, any Participant may elect to have the Company cancel a portion of the Units credited to such Participant in order to satisfy all or a portion of the income tax liability that arises upon the vesting, conversion, distribution or other event giving rise to income tax liability with respect to such Award. If a Participant (or his or her legal representative, beneficiary or heir) has not satisfied such obligation to the Company for such amount required by the Company for the purpose of any liability to withhold federal, state, local or foreign income or other taxes within fifteen (15) days after demand by the Company, the Company may, but is not obligated to, cancel Units credited to the Participant in order to satisfy all or a portion of such income tax liability. In connection with any such cancellation of Units, the number of Units canceled shall represent a whole number of shares of Common Stock that have a fair market value, determined as of the date such Units are canceled, that is sufficient to pay the amount of the required tax. If the value of the Units so canceled exceeds the amount of required tax liability, such excess shall be applied against other tax withholding obligations of the Participant, to the extent permitted by law.

     (f) No Trust or Fund. Neither the Plan nor any Award pursuant thereto shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person.

     (g) Forfeiture of Awards. The Committee may immediately forfeit an Award if the Participant competes with the Company or engages in conduct that, in the opinion of the Committee, materially and adversely affects the Company.

     (h) Participation in Plan. Each Participant's participation in the Plan shall be deemed to indicate the acceptance by the Participant and ratification of, and consent to, any action taken under the Plan by the Company or Committee.

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     (i) Certain Legal Requirements.  Each Award under the Plan shall be subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Units or shares of Common Stock to be issued pursuant to the conversion of Units upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue of such Units or shares, such Units or shares shall not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. As a condition precedent to the issuance of shares pursuant to the conversion of Units, the Committee may require that the Participant take any reasonable action to meet such requirement. The Committee may impose any restrictions it deems advisable on Units or shares of Common Stock to be issued upon conversion of Units relating to compliance with the Securities Act of 1933, as amended, and any other applicable blue sky or other securities laws, and to the requirements of any stock exchange or securities quotation system upon which such shares or shares of the same class are then listed or quoted.

Section 10.  Amendment or Discontinuance of the Plan

     (a) Amendment or Discontinuance. The Plan may be amended or discontinued by the Board from time to time. The Committee may (i) without the consent of a Participant, make such modifications in the terms and conditions of an Award held by such Participant as the Committee deems advisable and which do not adversely affect the rights of such Participant in such Award and (ii) with the consent of a Participant, make any other modifications in the terms and conditions of an Award held by such Participant as the Committee deems advisable.

     (b) Effect of Amendment or Discontinuance on Awards. No amendment or discontinuance of the Plan by the Board shall adversely affect the rights of a Participant in any Award theretofore granted to such Participant without the consent of such Participant.

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